SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN MONEY MARKET FUNDS

I.              Evergreen U.S. Government Money Market Fund (the “Fund”)

                Effective immediately, the last sentence in the footnote to the table entitled “Annual Fund Operating Expenses” in the Fund’s prospectus is revised as follows:

Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.03% for Class S.

Also effective immediately, the sentence immediately following the table entitled “Average Annual Total Return” in the Fund’s prospectus is revised as follows:

To obtain current yield information call 1.800.343.2898.

December 17, 2007                                                                                                                               581407 (12/07)